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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 17, 2001
                 Date of Earliest Event Reported: April 23, 2001

                             ON COMMAND CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

           00-21315                                     77-04535194
   (Commission File Number)                (I.R.S. Employer Identification No.)

                             7900 East Union Avenue

                                    Tower III

                                Denver, CO 80237

          (Address of principal executive offices, including zip code) Registrant's telephone number, including area code: (720) 873-3200

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ITEM 5.  OTHER EVENTS

SERIES C PREFERRED STOCK


                  The following is a summary of the terms of the 10,000 shares of Cumulative Redeemable Preferred Stock, Series C, par value $0.01 per share (the "Series C Preferred Stock"), of the Company issued to Ascent Entertainment Group, Inc. ("Ascent") in consideration of $10,000,000 in cash, pursuant to the Preferred Stock Purchase Agreement, dated April 23, 2001 (the "Series C Purchase Agreement"), between the Company and Ascent.

                  Series C Liquidation Preference. The liquidation preference
                  -------------------------------
(the "Series C Liquidation Preference") of each share of the Series C Preferred Stock as of any date of determination is equal to the sum of (a) the stated value per share of $1,000, plus (b) an amount equal to all dividends accrued on such share which have been added to and remain a part of the Series C Liquidation Preference as of such date, plus (c) for purposes of the liquidation and redemption provisions of the Series C Preferred Stock, an amount equal to all unpaid dividends accrued on the sum of the amounts specified in clauses (a) and (b) above during the period from and including the immediately preceding dividend payment date to but excluding the date in question.

                  Dividends. The holders of Series C Preferred Stock are
                  ---------
entitled to receive cumulative dividends, when and as declared by the Company, in preference to dividends on junior securities, including the Company's common stock, par value $0.01 per share (the "Common Stock"), and Convertible Participating Preferred Stock, Series A, par value $0.01 per share (the "Series A Preferred Stock"). Dividends accrue on the Series C Preferred Stock on a daily basis at the rate of 12% per annum of the Series C Liquidation Preference from and including April 23, 2001 to but excluding the date on which the Series C Liquidation Preference is made available pursuant to a redemption of the Series C Preferred Stock or a liquidation of the Company. Accrued dividends are payable quarterly, commencing on June 15, 2001, in cash. Dividends not paid on any dividend payment date are added to the Series C Liquidation Preference on such date and remain a part of the Series C Liquidation Preference until such dividends are paid. Accrued dividends not paid as provided above on any dividend payment date accumulate and such accumulated unpaid dividends may be declared and paid at any time without reference to any regular dividend payment date, to holders of record of Series C Preferred Stock as of a special record date fixed by the Company.

                  Subject to certain specified exceptions, the Company is prohibited from paying dividends on any parity securities (including the Cumulative Redeemable Preferred Stock, Series B, par value $0.01 per share (the "Series B Preferred Stock") and the Cumulative Convertible Redeemable Preferred Stock, Series D, par value $0.01 per share (the "Series D Preferred Stock")) or any junior securities during any period in which the Company is in arrears with respect to payment of dividends on Series C Preferred Stock.

                  Liquidation. Upon any liquidation, dissolution or winding up
                  -----------
of the Company, the holders of Series C Preferred Stock are entitled to receive from the assets of the Company

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available for distribution to stockholders an amount in cash per share equal to the Series C Liquidation Preference, after payment is made on any senior securities and before any distribution or payment is made on any junior securities, which payment will be made ratably among the holders of Series C Preferred Stock and the holders of any parity securities. The holders of Series C Preferred Stock will be entitled to no other or further distribution of or participation in the remaining assets of the Company after receiving the Series C Liquidation Preference per share.

                  Conversion. Holders of Series C Preferred Stock will not have
                  ----------
any right to convert shares of Series C Preferred Stock into any other security.

                  Redemption. Shares of Series C Preferred Stock are redeemable
                  ----------
at the option of the Company at any time after April 23, 2001 at a redemption price per share payable in cash equal to the Series C Liquidation Preference of such share on the redemption date. Any redemptions by the Company are required to be made pro rata if less than all shares of Series C Preferred Stock are to be redeemed.

                  At any time on or after June 15, 2001, or prior to that date if an event described under "Series C Default" below has occurred and is continuing, any holder of Series C Preferred Stock has the right to require the Company to redeem all or any portion of such holder's shares for a redemption price per share payable in cash equal to the Series C Liquidation Preference of that share on the redemption date. The Company will redeem shares at the option of the holder out of funds that are legally available for that purpose and not restricted pursuant to the Credit Agreement, dated as of July 18, 2000, as amended, among the Corporation and the lenders and other parties signatory thereto, as may be amended or modified from time to time (the "Credit Agreement"). If the legally available funds are insufficient for that purpose, the Company will redeem the maximum number possible of the shares requested to be redeemed on the redemption date and will redeem the balance of such shares as additional funds become legally available.

                  If and so long as the Company fails to redeem all shares of Series C Preferred Stock required to be redeemed on a particular redemption date, the Company may not redeem or discharge any sinking fund obligation with respect to any shares of Series C Preferred Stock or any parity securities or junior securities or pay any dividends on any junior securities, and neither the Company nor any of its subsidiaries may purchase or otherwise acquire any shares of Series C Preferred Stock, parity securities or junior securities unless all shares of Series C Preferred Stock required to be redeemed are redeemed. The foregoing prohibitions do not apply to certain purchase or exchange offers made to all holders of Series C Preferred Stock.

                  Rank. Series C Preferred Stock will not rank junior to any
                  ----
other capital stock of the Company in respect of rights of redemption or rights to receive dividends or liquidating distributions. The Company may not issue any senior securities without the consent of the holders of at least 66 2/3% of the number of shares of Series C Preferred Stock then outstanding.

                  Voting Rights.  Holders of Series C Preferred Stock are not
                  -------------
entitled to vote on any matters submitted to a vote of the shareholders of the Company, except as required by law and

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except that without the consent of the holders of at least 66 2/3% of the number of shares of Series C Preferred Stock then outstanding, the Company may not take any action, including by merger, to amend any of the provisions of the certificate of designations of the Series C Preferred Stock (the "Series C Certificate of Designations") or amend any of the provisions of the Amended and Restated Certificate of Incorporation of the Company so as to adversely affect any preference or right of the Series C Preferred Stock.

                  Waiver. Any provision of the Series C Certificate of
                  ------
Designations which, for the benefit of the holders of Series C Preferred Stock, prohibits, limits or restricts actions by, or imposes obligations on, the Company may be waived in whole or in part by the affirmative vote or with the consent of the holders of record of at least 66 2/3% of the number of shares of Series C Preferred Stock then outstanding.

                  Preemptive Rights.  Holders of Series C Preferred Stock will
                  -----------------
not have any preemptive right to purchase any class of securities that may be issued by the Company.

                  Series C Default. A default under the Series C Certificate of
                  ----------------
Designations occurs if either of the following occur: (1) the entry of a decree or order for relief in respect of the Company under any bankruptcy law or the appointment of a receiver of the Company or of any substantial part of its properties, or ordering the winding up or liquidation of the affairs of the Company or the filing of an involuntary petition and the entry of a temporary stay and such petition and stay are not diligently contested or continue undismissed for a period of 60 consecutive days; or (2) the filing by the Company of a petition, answer or consent seeking relief under any Bankruptcy Law or the consent by the Company to the institution of proceedings under any Bankruptcy Law or to the filing of any such petition or to the appointment or taking of possession of a Receiver of the Company or any substantial part of its properties or the Company failing generally to pay its respective debts as they become due or taking any action in furtherance of any such action.

                  Claims. In the event of any action at law or suit in equity
                  ------
with respect to the Series C Preferred Stock, the Company may be required to pay reasonable sums for attorneys' fees incurred by the holder thereof in connection with such action or suit and all other costs of collections.

SERIES D PREFERRED STOCK

                  The following is a summary of the terms of the shares of the Series D Preferred Stock. The Company issued 20,000 shares of a subseries of the Series D Preferred Stock designated as "Cumulative Convertible Redeemable Preferred Stock, Series D-1, par value $0.01 per share" to Ascent Entertainment Group, Inc. ("Ascent") in consideration of $20,000,000 in cash, pursuant to the Preferred Stock Purchase Agreement, dated June 29, 2001 (the "Series D Purchase Agreement"), between the Company and Ascent, and is authorized to issue an additional 40,000 shares of Series D Preferred Stock pursuant to the terms and conditions of such Series D Purchase Agreement.

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                  Series D Liquidation Preference. The liquidation preference
                  -------------------------------
(the "Series D Liquidation Preference") of each share of the Series D Preferred Stock as of any date of determination is equal to the sum of (a) the stated value per share of $1,000, plus (b) an amount equal to all dividends accrued on such share which have been added to and remain a part of the Series D Liquidation Preference as of such date, plus (c) for purposes of the liquidation and redemption provisions of the Series D Preferred Stock, an amount equal to all unpaid dividends accrued on the sum of the amounts specified in clauses (a) and (b) above during the period from and including the immediately preceding dividend payment date to but excluding the date in question.

                  Dividends. The holders of Series D Preferred Stock are
                  ---------
entitled to receive cumulative dividends, when and as declared by the Company, in preference to dividends on junior securities, including the Common Stock and the Series A Preferred Stock. Dividends accrue on each outstanding share of each subseries of Series D Preferred Stock on a daily basis at the rate of 8% per annum of the Series D Liquidation Preference from and including the applicable issue date of such share (the "Issue Date") to but excluding the date on which the Series D Liquidation Preference is made available pursuant to a redemption of the Series D Preferred Stock or a liquidation of the Company or such share is converted to shares of Common Stock. Accrued dividends are payable quarterly on the last day of March, June, September and December, commencing, with respect to each outstanding share of a subseries of Series D Preferred Stock, on the first such date following the Issue Date of such share, in cash. Dividends not paid on any dividend payment date are added to the Series D Liquidation Preference on such date and remain a part of the Series D Liquidation Preference until such dividends are paid. Accrued dividends not paid as provided above on any dividend payment date accumulate and such accumulated unpaid dividends may be declared and paid at any time without reference to any regular dividend payment date, to holders of record of Series D Preferred Stock as of a special record date fixed by the Company.

                  Subject to certain specified exceptions, the Company is prohibited from paying dividends on any parity securities or any junior securities during any period in which the Company is in arrears with respect to payment of dividends on Series D Preferred Stock.

                  Liquidation. Upon any liquidation, dissolution or winding up
                  -----------
of the Company, the holders of shares of Series D Preferred Stock are entitled to receive from the assets of the Company available for distribution to stockholders an amount in cash per share equal to the Series D Liquidation Preference of a share of Series D Preferred Stock, after payment is made on any senior securities and before any distribution or payment is made on any junior securities, which payment will be made ratably among the holders of Series D Preferred Stock and the holders of any parity securities. Payment to the holders of shares of a subseries of Series D Preferred Stock shall be made on a pari passu basis with any such payment to the holders of the other subseries of the Series D Preferred Stock. The holders of Series D Preferred Stock will be entitled to no other or further distribution of or participation in the remaining assets of the Company after receiving the Liquidation Preference per share.

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                  Conversion. Shares of Series D Preferred Stock are convertible
                  ----------
on and after December 31, 2002, at the option of the holder thereof, into Common Stock at the initial conversion rate of 132.4503 fully paid and non-assessable shares of Common Stock for each share of Series D Preferred Stock, which conversion rate was determined by dividing the stated value of a share of Series D Preferred Stock by $7.55. If on any conversion date for a share of Series D Preferred Stock, the Series D Liquidation Preference of such share is greater than its stated value of such share, then an additional number of shares of Common Stock or units of securities or other assets will be issued with respect to the amount of such difference. The number of additional shares or units to be issued will be determined by dividing the amount of the difference between the Series D Liquidation Preference and the stated value by the quotient obtained by dividing the stated value of such share by the conversion rate then in effect. The conversion rate is subject to adjustment upon the occurrence of certain events specified in the certificate of designations of the Series D Preferred Stock (the "Series D Certificate of Designations"), which events include, without limitation, (i) a payment of a stock dividend; (ii) a stock split; (iii) a combination of the outstanding shares of capital stock; (iv) issuance by reclassification of any shares of Common Stock; (v) issuance of rights, options or warrants to holders of Common Stock entitling them to purchase shares of Common Stock at below-market prices; (vi) payment of a dividend to holders of Common Stock of indebtedness of the Company, securities of a subsidiary of the Company, or other assets of the Company; (vii) completion of a tender or exchange offer for Common Stock at an above-market price; and (viii) payment of an extraordinary cash dividend.

                  Except as otherwise provided in the following paragraph, if the Company consolidates with any other entity, merges into another entity, or sells all or substantially all of its properties and assets, or if the Company is a party to a merger or binding share exchange which reclassifies or changes its outstanding Common Stock (any such transaction, an "Acquisition Transaction"), the Company (or its successor in such transaction) or the purchaser of such properties and assets shall make appropriate provision so that on the effective date of such transaction each share of each subseries of Series D Preferred Stock shall be converted into or exchanged for one or more shares of a class, series or subseries of preferred stock of the person issuing securities or paying other consideration to the holders of Common Stock in such transaction (the "Acquiror"), which class, series or subseries of preferred stock shall have terms identical to those of the shares of such subseries of Series D Preferred Stock, except that such share(s) of preferred stock of the Acquiror shall be convertible into the kind and amount of securities, cash or other assets that such holder would have owned immediately after such consolidation, merger, sale or transfer if such holder had converted such share into Common Stock immediately prior to the effective date of such consolidation, merger, sale or transfer, and the holders of the Series D Preferred Stock shall have no other conversion rights under these provisions.

                  Notwithstanding the provisions of the preceding paragraph, in the event that any Acquisition Transaction is consummated prior to December 31, 2002, then each share of each subseries of Series D Preferred Stock outstanding at the time of consummation of such Acquisition Transaction shall be converted into the right to receive from the Acquiror an amount in cash equal to the redemption price of such share as of the effective time of such Acquisition Transaction, together with interest on such redemption price at the rate of 12% per annum compounded quarterly from the date of effectiveness of such Acquisition Transaction until the date such redemption price plus interest thereon is paid in full.

                  Subject to the provisions described in the immediately following paragraph, if the holders of Series D Preferred Stock would be entitled to receive upon conversion of such Series D Preferred Stock any of the Company's capital stock that is redeemable or exchangeable at the election of the Company ("Redeemable Capital Stock"), and all of the outstanding shares or other units of the Redeemable Capital Stock are redeemed or exchanged, then after such event (a "Redemption Event"), the holders of Series D Preferred Stock will be entitled to receive upon conversion of such shares, in lieu of shares of the Redeemable Capital Stock, the kind and amount of shares of stock and other securities and property receivable upon the Redemption Event by a holder of the number of shares or units of Redeemable Capital Stock into which such shares of Series D Preferred Stock could have been converted immediately prior to the effectiveness of the Redemption Event. After the Redemption Event, the holders of the Series D Preferred Stock will have no other conversion rights with respect to the Redeemable Capital Stock.

                  Notwithstanding the foregoing, if (1) the redemption price for the shares of the Redeemable Capital Stock is paid in whole or in part in stock of a subsidiary of the Company ("Redemption Securities") and (2) in connection with the Redemption Event, the "Mirror Preferred Stock Condition" (as such term is defined in the Series D Certificate of Designations) is met, then the provisions described in the immediately preceding paragraph will not apply, and after the Redemption Event the holders of Series D Preferred Stock that are not exchanged as described in this paragraph will not have conversion rights with respect to the Redeemable Capital Stock so redeemed or exchanged. Generally, the Mirror Preferred Stock Condition will be satisfied if the Company makes appropriate provisions so that holders of Series D Preferred Stock have the right, exercisable on the effective date of the Redemption Event, to exchange their shares of Series D Preferred Stock for convertible preferred stock of the Company and convertible preferred stock of the issuer of the Redemption Securities. Such convertible preferred stocks shall together have an aggregate liquidation preference equal to the aggregate Series D Liquidation Preference of the Series D Preferred Stock to be exchanged for them and otherwise shall contain terms and conditions equivalent to those of the Series D Preferred Stock, except that applicable time periods under the Series D Preferred Stock will be tacked to corresponding time periods under such convertible preferred stocks, and except that (A) the convertible preferred stock of the issuer of the Redemption Securities will be convertible into the kind and amount of Redemption Securities, cash and other assets that the holder of a share of Series D Preferred Stock in respect of which such convertible preferred stock is issued would have received in the Redemption Event, had such shares of Series D Preferred Stock been converted prior to the Redemption Event, and (B) the convertible preferred stock of the Company will not be convertible into the Redeemable Capital Stock redeemed, or the Redemption Securities issued, in the Redemption Event.

                  If the Company distributes the stock of one of its subsidiaries as a dividend to all holders of Common Stock (a "Spin Off"), the Company will make appropriate provision so that holders of Series D Preferred Stock have the right to exchange their shares of Series D Preferred Stock on the effective date of the Spin Off for convertible preferred stock of the Company and convertible preferred stock of that subsidiary. These convertible preferred stocks shall together have an aggregate liquidation preference equal to the Series D Liquidation Preference of a share of Series D Preferred Stock on the effective date of the Spin Off and otherwise shall contain terms and conditions equivalent to those of the Series D Preferred Stock, except that applicable time periods under the Series D Preferred Stock will be tacked to corresponding time periods under such convertible preferred stocks, and except that (1) the convertible preferred stock of the subsidiary whose stock is distributed in such Spin Off will be convertible into the kind and amount of stock of that subsidiary, and other securities and property that the holder of a share of Series D Preferred Stock in respect of which such convertible preferred stock is issued would have received in the Spin Off, had such shares of Series D Preferred Stock been converted prior to the record date for such Spin Off, and
(2) the convertible preferred stock of the Company will not be convertible into the stock of that subsidiary. From and after the effective date of the Spin Off, holders of any shares of Series D Preferred Stock that have not been exchanged for convertible preferred stock of the Company and convertible preferred stock of that subsidiary shall have no conversion rights with respect to the stock of the subsidiary distributed in the Spin Off.

                  The Company is obligated to reserve such number of shares of Common Stock as would be issuable upon the conversion of all outstanding shares of Series D Preferred Stock. Upon conversion of shares of Series D Preferred Stock, the shares of Series D Preferred Stock will be cancelled and restored to the status of authorized and unissued shares of preferred stock.

                  Exchange Option. If an exchange offer is commenced by the
                  ---------------
Company or one of its subsidiaries to holders of Common Stock pursuant to which capital stock of the Company or a subsidiary of the Company and/or other property will be issued in exchange for shares of Common Stock, the Company or such subsidiary is required to make an equivalent offer to the holders of Series D Preferred Stock in lieu of any antidilution adjustment which might otherwise apply to the conversion rate of the Series D Preferred Stock, except as set forth in the Series D Certificate of Designations in connection with a tender or exchange offer for Common Stock at an above-market price. Pursuant to such offer, holders may tender their shares of Series D Preferred Stock, based on the number of shares of Common Stock into which such shares are then convertible, and receive in lieu of the securities or other property offered in such exchange offer (the "Exchange Securities"), a new series of preferred stock of the issuer of the Exchange Securities, which would be convertible into such Exchange Securities, would have an aggregate liquidation preference equal to the aggregate Series D Liquidation Preference of the shares of Series D Preferred Stock exchanged for such new preferred stock and would otherwise contain terms and conditions equivalent to those of the Series D Preferred Stock. Whether or not a holder of shares of Series D Preferred Stock elects to accept such offer and tender shares of Series D Preferred Stock, no adjustment to the Conversion Rate will be made in connection with such a tender or offer, except as set forth in the Series D Certificate of Designations in connection with a tender or exchange offer for Common Stock are an above-market price.

                  Redemption. Shares of Series D Preferred Stock are redeemable
                  ----------
at the option of the Company between June 29, 2001 and December 31, 2002 at a redemption price per share payable in cash equal to the Series D Liquidation Preference of such share on the redemption date of such share plus an amount equal to the difference between (1) the Series D Liquidation Preference of such share on such redemption date calculated as if the dividend rate applicable to such share was 12% per annum and (2) the Series D Liquidation Preference of such share on such redemption date. Shares of Series D Preferred Stock are also redeemable at the option of the Company on or after June 30, 2005 at a redemption price per share in cash equal to the Series D Liquidation Preference of such share on the redemption date of such share plus the percentage set forth below opposite the applicable period in which such redemption date occurs of the Series D Liquidation Preference of such share as in effect on such redemption date:

                               Redemption Date                        Percentage
                               ---------------                        ----------
      June 30, 2005                   to            June 29, 2006         4%
      June 30, 2006                   to            June 29, 2007         3%
      June 30, 2007                   to            June 29, 2008         2%
      June 30, 2008                   to            June 29, 2009         1%
      June 30, 2009 and thereafter                                        0%

Subject to the foregoing, shares of Series D Preferred Stock may be redeemed in whole or in part, provided that if less than all outstanding shares of Series D Preferred Stock are to be redeemed on any date, (x) the Company shall be required to redeem all and not less than all of the shares of each subseries of Series D Preferred Stock on such date and (y) all shares of each subseries of Series D Preferred Stock shall be redeemed in the order of issuance thereof.

                  At any time on or after the date that an event described under "Series D Default" below has occurred and is continuing, any holder of Series D Preferred Stock has the right to require the Company to redeem all or any portion of such holder's shares for the applicable redemption price per share payable in cash as set forth in the preceding paragraph on the redemption date of such share. The Company will redeem shares at the option of the holder out of funds that are legally available for that purpose and not restricted pursuant to the Credit Agreement. If the legally available funds are insufficient for that purpose, the Company will redeem the maximum number possible of the shares requested to be redeemed on the redemption date and will redeem the balance of such shares as additional funds become legally available.

                  Subject to the rights of senior securities, the terms of the Credit Agreement and the provisions of the following paragraph, the Company shall redeem all outstanding shares of Series D Preferred Stock on June 30, 2011.

                  If and so long as the Company fails to redeem all shares of Series D Preferred Stock required to be redeemed on a particular redemption date, the Company may not redeem or discharge any sinking fund obligation with respect to any shares of Series D Preferred Stock or any parity securities or junior securities or pay any dividends on any junior securities, and neither the Company nor any of its subsidiaries may purchase or otherwise acquire (except on conversion thereof into junior securities) any shares of Series D Preferred Stock, parity securities or junior securities unless all shares of Series D Preferred Stock required to be redeemed are redeemed. The foregoing prohibitions do not apply to certain purchase or exchange offers made to all holders of Series D Preferred Stock.

                  Rank. Series D Preferred Stock will not rank junior to any
                  ----
other capital stock of the Company in respect of rights of redemption or rights to receive dividends or liquidating distributions. The Company may not issue any senior securities (other than shares of any other subseries of Series D Preferred Stock) without the consent of the holders of at least 66 2/3% of the number of shares of Series D Preferred Stock then outstanding.

                  Voting Rights. Holders of Series D Preferred Stock are not
                  -------------
entitled to vote on any matters submitted to a vote of the shareholders of the Company, except as required by law and except that without the consent of the holders of at least 66 2/3% of the number of shares of Series D Preferred Stock then outstanding (and to the extent that one or more subseries of Series D Preferred Stock are affected in a manner different from the manner in which each other subseries of Series D Preferred Stock is affected, such affected subseries, voting together as a separate class), the Company may not take any action, including by merger, to amend any of the provisions of the Series D Certificate of Designations or amend any of the provisions of the Amended and Restated Certificate of Incorporation of the Company so as to adversely affect any preference or right of the Series D Preferred Stock. In addition, the consent of the holders of 66 2/3% of the shares of Series D Preferred Stock outstanding shall be required in order for the Company to take any action to an Acquisition Transaction consummated prior to December 31, 2002 unless the acquiror in such Acquisition Transaction agrees to pay to the holders of Series D Preferred Stock the amounts due upon consummation of such Acquisition Transaction.

                  In addition to the rights set forth above, following December 31, 2002, in connection with any matter as to which the holders of Common Stock are entitled to vote, each outstanding share of Series D Preferred Stock shall have (and the holder thereof shall be entitled to cast) the number of votes equal to the number of votes such holder would have been entitled to cast had it converted its shares of Series D Preferred Stock into shares of Common Stock immediately prior to the record date for the determination of the stockholders entitled to vote upon such matter.

                  Waiver. Any provision of the Series D Certificate of
                  ------
Designations which, for the benefit of the holders of Series D Preferred Stock, prohibits, limits or restricts actions by, or imposes obligations on, the Company may be waived in whole or in part by the affirmative vote or with the consent of the holders of record of at least 66 2/3% of the number of shares of Series D Preferred Stock then outstanding.

                  Preemptive Rights.  Holders of Series D Preferred Stock will
                  -----------------
not have any preemptive right to purchase any class of securities that may be issued by the Company.

                  Series D Default. A default under the Series D Certificate of
                  ----------------
Designations occurs if any of the following occur: (1) the entry of a decree or order for relief in respect of the Company under any bankruptcy law or the appointment of a receiver of the Company or of any substantial part of its properties, or ordering the winding up or liquidation of the affairs of the Company or the filing of an involuntary petition and the entry of a temporary stay and such petition and stay are not diligently contested or continue undismissed for a period of 60 consecutive days; or (2) the filing by the Company of a petition, answer or consent seeking relief under any Bankruptcy Law or the consent by the Company to the institution of proceedings under any Bankruptcy Law or to the filing of any such petition or to the appointment or taking of possession of a Receiver of the Company or any substantial part of its properties or the Company failing generally to pay its respective debts as they become due or taking any action in furtherance of any such action.

                  Claims. In the event of any action at law or suit in equity
                  ------
with respect to the Series D Preferred Stock, the Company may be required to pay reasonable sums for attorneys' fees incurred by the holder thereof in connection with such action or suit and all other costs of collections.

                  The foregoing summary of the rights and obligations associated with the Series C Preferred Stock and Series D Preferred Stock and of the terms of the Series C Certificate of Designations, Series D Certificate of Designations, Series C Purchase Agreement and Series D Purchase Agreement is qualified in its entirety by reference to the full text of the Series C Certificate of Designations, Series D Certificate of Designations, Series C Purchase Agreement and Series D Purchase Agreement, copies of which are included as Exhibits 3.1, 3.2, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  The following exhibits are being filed with this current report on Form 8-K:

Exhibit No.   Description
----------    -----------
3.1           Certificate of Designations of Cumulative Redeemable Preferred
              Stock, Series C, dated April 23, 2001.

3.2 Certificate of Designations of Cumulative Convertible Redeemable Preferred Stock, Series D, dated June 29, 2001.

10.1 Purchase Agreement, dated April 23, 2001, between the Company and Ascent.

10.2 Purchase Agreement, dated June 29, 2001, between the Company and Ascent.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2001

                                         ON COMMAND CORPORATION



                                         By: /s/ William D. Myers
                                             ------------------------------
                                             Name:  William D. Myers
                                             Title: Executive Vice President
                                                    and Chief Financial Officer